EXHIBIT 99.1

COMCAST AND NBCUNIVERSAL MEDIA ANNOUNCE DEBT EXCHANGE OFFERS

Philadelphia, Pennsylvania, August 2, 2021 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) announced today the commencement of a private offer to exchange (the “Pool 1 Offer”) ten series of notes issued by Comcast and NBCUniversal (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due November 1, 2051 (the “New 2051 Notes”) as described and for the consideration summarized in the table below. The aggregate principal amount of Pool 1 Notes of each series that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 1 Notes accepted in the Pool 1 Offer results in the issuance of New 2051 Notes in an amount not exceeding $3,000,000,000 (the “2051 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Reference UST Security	Fixed Spread (basis points)(1)	Cash Payment Percent of Premium(2)	Acceptance Priority Level
Pool 1 Notes
6.400% Notes due 2038	Comcast Corporation	20030N AX9	$571,915,000	2.250% UST due May 15, 2041	70	40%	1
6.950% Notes due 2037	Comcast Corporation	20030N AV3	$787,725,000	2.250% UST due May 15, 2041	70	45%	2
6.450% Notes due 2037	Comcast Corporation	20030N AM3	$904,355,000	2.250% UST due May 15, 2041	70	47%	3
6.400% Notes due March 2040	Comcast Corporation	20030N BB6	$481,743,000	2.250% UST due May 15, 2041	75	30%	4
6.400% Notes due April 2040	NBCUniversal Media, LLC	63946B AF7(3)	$558,422,000	2.250% UST due May 15, 2041	75	27%	5
6.550% Notes due 2039	Comcast Corporation	20030N AY7	$413,668,000	2.250% UST due May 15, 2041	75	34%	6
4.600% Notes due 2038*	Comcast Corporation	20030N CL3	$3,000,000,000	2.250% UST due May 15, 2041	70	0%	7
6.500% Notes due 2035	Comcast Corporation	20030N AK7	$1,000,000,000	1.625% UST due May 15, 2031	105	49%	8
5.650% Notes due 2035	Comcast Corporation	20030N AF8	$750,000,000	1.625% UST due May 15, 2031	105	46%	9
7.050% Notes due 2033	Comcast Corporation	20030N AC5	$750,000,000	1.625% UST due May 15, 2031	95	72%	10

(1)   The early participation payment for the Pool 1 Offer will be $50 of principal amount of New 2051 Notes per $1,000 principal amount of Pool 1 Notes and is included in the total consideration.

(2)   The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 1 Notes to be paid in cash.

(3)   The 6.400% Notes due April 2040 also includes notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

*Denotes a series of Pool 1 Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

Comcast and NBCUniversal also announced today the commencement of a private offer to exchange (the “Pool 2 Offer”) six series of notes issued by Comcast and NBCUniversal (collectively, the “Pool 2 Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due November 1, 2056 (the “New 2056 Notes”) as described and for the consideration summarized in the table below. The aggregate principal amount of Pool 2 Notes of each series that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 2 Notes accepted in the Pool 2 Offer results in the issuance of New 2056 Notes in an amount not exceeding $3,000,000,000 (the “2056 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Reference UST Security	Fixed Spread (basis points)(1)	Cash Payment Percent of Premium(2)	Acceptance Priority Level
Pool 2 Notes
5.950% Notes due 2041	NBCUniversal Media, LLC	63946B AG5	$1,200,000,000	2.250% UST due May 15, 2041	80	32%	1
4.700% Notes due 2048*	Comcast Corporation	20030N CM1	$4,000,000,000	2.375% UST due May 15, 2051	90	0%	2
4.750% Notes due 2044	Comcast Corporation	20030N BK6	$1,000,000,000	2.250% UST due May 15, 2041	90	0%	3
4.650% Notes due 2042	Comcast Corporation	20030N BE0	$1,250,000,000	2.250% UST due May 15, 2041	90	0%	4
4.500% Notes due 2043	Comcast Corporation	20030N BG5	$500,000,000	2.250% UST due May 15, 2041	90	0%	5
4.450% Notes due 2043	NBCUniversal Media, LLC	63946B AJ9	$1,000,000,000	2.250% UST due May 15, 2041	90	0%	6

(1)   The early participation payment for the Pool 2 Offer will be $50 of principal amount of New 2056 Notes per $1,000 principal amount of Pool 2 Notes and is included in the total consideration.

(2)   The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 2 Notes to be paid in cash.

*Denotes a series of Pool 2 Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

Comcast also announced today the commencement of a private offer to exchange (the “Pool 3 Offer” and, together with the Pool 1 Offer and the Pool 2 Offer, the “Exchange Offers”) three series of notes issued by Comcast (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due November 1, 2063 (the “New 2063 Notes” and, together with the New 2051 Notes and the New 2056 Notes, the “New Notes”) as described and for the consideration summarized in the table below. The aggregate principal amount of Pool 3 Notes of each series that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 3 Notes accepted in the Pool 3 Offer results in the issuance of New 2063 Notes in an amount not exceeding $3,000,000,000 (the “2063 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Reference UST Security	Fixed Spread (basis points)(1)	Cash Payment Percent of Premium(2)	Acceptance Priority Level
Pool 3 Notes
4.600% Notes due 2045*	Comcast Corporation	20030N BQ3	$1,700,000,000	2.375% UST due May 15, 2051	85	0%	1
4.950% Notes due 2058*	Comcast Corporation	20030N CN9	$2,500,000,000	2.375% UST due May 15, 2051	100	0%	2
4.049% Notes due 2052*	Comcast Corporation	20030N CG4(3)	$1,499,967,000	2.375% UST due May 15, 2051	95	0%	3

(1)   The early participation payment for the Pool 3 Offer will be $50 of principal amount of New 2063 Notes per $1,000 principal amount of Pool 3 Notes and is included in the total consideration.

(2)   The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 3 Notes to be paid in cash.

(3)   The 4.049% Notes due 2052 also includes notes with a restrictive legend (144A CUSIP number: 20030N CF6; Regulation S CUSIP: U20030 AH2).

*Denotes a series of Pool 3 Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, less the amount of any pre-issuance interest on the New Notes exchanged therefor, and amounts due in lieu of fractional amounts of New Notes.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum, dated August 2, 2021. Comcast reserves the right, in its sole and absolute discretion, to increase the 2051 Notes Cap, the 2056 Notes Cap and/or the 2063 Notes Cap without extending the Withdrawal Deadline (as defined below) or otherwise reinstating withdrawal rights.

Each Exchange Offer is subject to certain conditions, including, (i) with respect to the Pool 1 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2051 Notes being issued in the Pool 1 Offer, (ii) with respect to the Pool 2 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2056 Notes being issued in the Pool 2 Offer, (iii) with respect to the Pool 3 Offer, a minimum of $1,000,000,000 aggregate principal amount of New 2063 Notes being issued in the Pool 3 Offer, (iv) as of 10:00 a.m. New York City time on August 16, 2021, the combination of the yield of the New Notes and the total consideration or exchange consideration as described in the offering memorandum, as applicable, for the applicable series of Old Notes would result in the New Notes and such Old Notes not being treated as “substantially different” under ASC 470-50, (v) with respect to any Old Notes validly tendered pursuant to any Exchange Offer that will be exchanged on the Final Settlement Date (as defined below), we determine that the New Notes to be issued on the Final Settlement Date in such Exchange Offer will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes pursuant to specified tests and (vi) if at 10:00 a.m. New York City time on August 16, 2021 the bid-side yield on the 2.375% U.S. Treasury Notes due May 15, 2051 (as used to determine the interest rates for the New Notes) is more than 2.250%, we will not be required to accept for exchange, or to issue New Notes of the applicable series in exchange for, the Old Notes of the applicable series and may terminate or amend the Exchange Offer with respect to such series.

Only Eligible Holders (as defined below) of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on August 13, 2021, subject to any extension by Comcast (the “Early Participation Date”), who do not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment.

The Exchange Offers will expire at 11:59 p.m., New York City time, on August 27, 2021, unless extended or earlier terminated by Comcast (the “Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on August 13, 2021, subject to any extension by Comcast (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Comcast). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law (as determined by Comcast).

Comcast reserves the right, but is under no obligation, at any point following the Early Participation Date and before the Expiration Date, to accept for exchange any Old Notes validly tendered at or prior to the Early Participation Date (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at Comcast’s option and is currently expected to occur on August 19, 2021, the fourth business day immediately following the Early Participation Date. If, after the Early Participation Date, Comcast chooses to exercise its option to have an Early Settlement Date and all conditions to the relevant Exchange Offers have been or are concurrently satisfied or waived by Comcast, Comcast will, subject to the terms of the Exchange Offers, accept for exchange all Old Notes validly tendered in the Exchange Offers prior to the Early Participation Date subject to proration, and the exchange for such Old Notes will be made on the Early Settlement Date.

The Final Settlement Date for the Exchange Offers will be promptly after the Expiration Date and is currently expected to occur on August 31, 2021, the second business day immediately following the Expiration Date (the “Final Settlement Date”).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) either (a) in the United States, that are “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“Eligible Holders”). Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the offering memorandum or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

D.F. King & Co., Inc. will act as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, eligibility certification or Canadian beneficial holder form may be directed to D.F. King & Co., Inc. at (800) 848-3410 (toll-free) or (212) 269-5550 (banks and brokers) or by email at comcast@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: www.dfking.com/comcast.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission (SEC) for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

Investor Contacts:
Marci Ryvicker	(215) 286-4781
Jane Kearns	(215) 286-4794
Marc Kaplan	(215) 286-6527

Press Contacts:
Jennifer Khoury	(215) 286-7408
John Demming	(215) 286-8011